FEBRUARY 2024

2 FORWARD LOOKING STATEMENTS AND MARKET DATA Madison Square Garden Entertainment Corp. (the "Company“ or “MSG Entertainment”) has filed with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended June 30, 2023 (the “Annual Report”) and Quarterly Reports on Form 10 -Q for the quarters ended September 30, 2023 and December 31, 2023 (the “Quarterly Reports”). The Annual Report and the Quarterly Reports contain extensive disclosure about the Company and its business, including selected historical financial information and risk factors that an investor should consider before deciding whether to invest in securities of the Company. This presentation may contain statements that constitute forward looking statements within the meaning of the Private Securit ies Litigation Reform Act of 1995. Such statements include, but are not limited to, certain expectations, goals, projections, and benefits. Words or phrases “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “pla ns,” and similar words and terms used in the discussion of future operating and future financial performance identify forward looking statemen ts. Investors are cautioned that any such forward looking statements are not guarantees of future performance or results and are subject to kno wn and unknown risks, uncertainties and other factors. Actual results, developments or events may differ materially from those in th e forward looking statements as a result of various factors, including, but not limited to, the performance of the Company and its business and operations, its financial condition, factors affecting the industries in which it operates and the factors described in the Annual Report, th e Quarterly Reports and the Company’s subsequent filings with the Securities and Exchange Commission, including the sections titled “Risk Factors ” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Forward looking st atements speak only as of the date they are made. The Company disclaims any obligation to update or revise any forward -looking statements contained herein, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or for any other reason, except to the extent required by law. Investors should not place undue reliance on such forward -looking statements and should not regard the inclusion of such statements as representations by the Company that its plans and objectives will b e achieved or realized. Investors are further advised to consult any further disclosures by the Company in its subsequent filings with the Securities and Exchange Commission. Market Data This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information is also based on the Company's good faith estimates, which ar e derived from management's knowledge of its industry and such independent sources.

NON-GAAP FINANCIAL MEASURES

We define adjusted operating income (loss) ("AOI"), which is a non-GAAP financial measure, as operating income (loss) excluding (i) the impact of non-cash straight-line leasing revenue associated with the Arena License Agreements with Madison Square Garden Sports Corp. ("MSG Sports"), (ii) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger, spin-off and acquisition-related costs, including merger related litigation expenses, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, (viii) gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan, and (ix) amortization for capitalized cloud computing arrangement costs. We believe that given the length of the Arena License Agreements and resulting magnitude of the difference in leasing revenue recognized and cash revenue received, the exclusion of non-cash leasing revenue provides investors with a clearer picture of the Company's operating performance. Management believes that this adjustment is beneficial for other incremental reasons as well. This adjustment provides senior management, investors and analysts with important information regarding a long-term related party agreement with MSG Sports. In addition, this adjustment is included under the Company's debt covenant compliance calculations and is a component of the performance measures used to evaluate, and compensate senior management of the Company. We believe that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of our business without regard to the settlement of an obligation that is not expected to be made in cash. We eliminate merger, spin-off and acquisition-related costs, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan, provides investors with a clearer picture of the Company's operating performance given that, in accordance with GAAP, gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan are recognized in Operating (income) loss whereas gains and losses related to the remeasurement of the assets under the executive deferred compensation plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement of liabilities, are recognized in Other income (expense), net, which is not reflected in Operating income (loss).

We believe AOI is an appropriate measure for evaluating the operating performance of the Company on a consolidated and combined basis. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, we use revenues and AOI as the most important indicators of our business performance, and evaluate management's effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. For a reconciliation from Operating Income (U.S. GAAP Basis) to AOI please refer to the appendix within this presentation.

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4 LEGENDARY BRANDS ICONIC VENUES COMPELLING OPPORTUNITIES

OVERVIEW OF MSG ENTERTAINMENT SPIN-OFF ◼ On April 20, 2023, MSG Entertainment (NYSE: MSGE) was spun-off by Sphere Entertainment Co. ◼ ~67% of shares were distributed to shareholders, while 33% were retained by Sphere Entertainment Co. ◼ As of September 22, 2023, Sphere Entertainment Co. no longer owns any of the Company’s Class A common stock ◼ Spin-off created a pure-play live entertainment company, poised to benefit from strong demand for shared experiences 5

6 KEY INVESTMENT HIGHLIGHTS PROFITABLE BUSINESS POISED FOR GROWTH ENDURING POPULARITY OF CHRISTMAS SPECTACULAR WORLD-CLASS ENTERTAINMENT VENUES SUBSTANTIAL PRESENCE IN NEW YORK MARKET POTENTIAL FOR ONGOING RETURN OF CAPITAL

OUR PORTFOLIO 7

8 90 YEARS OF THE CHRISTMAS SPECTACULAR STARRING THE RADIO CITY ROCKETTES 35 YEAR DEALS TO HOST HOME GAMES FOR NEW YORK KNICKS & RANGERS 5 ICONIC VENUES ACROSS NEW YORK AND CHICAGO ~900 LIVE EVENTS IN FISCAL 2023 5.5+ MILLION GUESTS IN FISCAL 2023

MADISON SQUARE GARDEN “The World’s Most Famous Arena” #1 grossing venue of its size in the world1 ~21,000 seat maximum capacity 91BI LLBOARD MAGAZINE AS OF YEAR END 2023

10 THE THEATER AT MADISON SQUARE GARDEN Versatile venue in central New York City location ~5,600 seat maximum capacity RADIO CITY MUSIC HALL #1 grossing venue of its size in the world1 New York City and national landmark ~6,000 seat maximum capacity 1BI LLBOARD MAGAZINE AS OF YEAR END 2023

111BI LLBOARD MAGAZINE AS OF YEAR END 2023 BEACON THEATRE #3 grossing venue of its size in the world1 Iconic rock and roll landmark venue ~2,800 seat maximum capacity THE CHICAGO THEATRE Top 10 grossing venue of its size in the world1 Chicago landmark ~3,600 seat maximum capacity

12 CHRISTMAS SPECTACULAR STARRING THE RADIO CITY ROCKETTES Own the Radio City Rockettes and Christmas Spectacular brands 90 years of New York’s cherished holiday tradition

VALUABLE REAL ESTATE HOLDINGS

OUR VENUES

OWNED

VENUE	MARKET	SIZE
MADISON SQUARE GARDEN THE WORLD'S MOST FAMOUS ARENA	NEW YORK CITY	~1.1M SQ. FT. BUILDING
THE THEATER AT MADISON SQUARE GARDEN	NEW YORK CITY	PART OF THE GARDEN
THE CHICAGO THEATRE	CHICAGO	~73K SQ. FT. BUILDING

LEASED

VENUE	MARKET	SIZE	EXPIRATION
RADIO CITY MUSIC HALL	NEW YORK CITY	~577K SQ. FT. BUILDING	2038[1]
THE Beacon THEATRE	NEW YORK CITY	~57K SQ. FT. BUILDING	2036[2]



[1]RADIO CITY MUSIC HALL'S LEASE EXPIRES IN 2038 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS
[2]BEACON THEATRE'S LEASE EXPIRES IN 2036 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS

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14 OUR BUSINESS

SUBSTANTIAL PRESENCE IN NEW YORK CITY METRO AREA

THE ENTERTAINMENT CAPITAL OF THE WORLD

23 MILLION+
POPULATION[1]

61 MILLION+
ANNUAL TOURISTS[2]

HOME TO GREATEST
OF FORTUNE 500 COMPANIES[3]

RANKED #1 OF 210
DESIGNATED MARKET AREAS[4]

#1 CONCERT MARKET
IN THE U.S.[5]

[1]NEW-YORK-NEWARK (UNITED STATES CENSUS BUREAU)
[2]NYC & COMPANY FY23 FACT SHEET
[3]FORTUNE 500 COMPANIES BY REGION REPORT 2022
[4]TRACKED BY NIELSEN RESEARCH
[5]2023 POLLSTAR CONCERT MARKET RANKINGS (AS OF JANUARY 2024)

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ESTABLISHED LEADER IN LIVE ENTERTAINMENT

UNIQUE APPROACH DRIVES BOOKING SUCCESS

OPPORTUNITIES

UNMATCHED EXPERIENCES

- World-class facilities and operations
- Leveraging innovative technology

Opportunities:

- *Grow per-event revenue and profitability*
- *Drive repeat visitation to increase sell-through*

ARTIST-FIRST APPROACH

- Talent-friendly venues and service
- Exclusive recurring programming
- Exploring new event types

Opportunities:

- *Increase venue utilization*

ESTABLISHED RELATIONSHIPS

- Deep industry connections
- Promoter agnostic
- Large and growing proprietary customer database

Opportunities:

- *Improve revenue and engagement across assets*
- *Enable tailored offerings and cross-promotion to drive sell-through*



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THE ENDURING POPULARITY OF THE *CHRISTMAS SPECTACULAR*

90 YEARS OF NEW YORK'S CHERISHED HOLIDAY TRADITION


PAID ATTENDANCE
IN MILLIONS
1.0
1.0
1.1
1.0
1.0
1.0
1.1
1.0
1.0
1.1
1.1
0.4
0.9
1.0
FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20
FY22[1] FY23 FY24


TOTAL REVENUE
$ IN MILLIONS
$84
$82
$95
$90
$93
$101
$102
$109
$114
$128
$130
$56
$132
$149
FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20
FY22[1] FY23 FY24

	FY10	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	FY20	FY21[1]	FY22[1]	FY23	FY24
Number of Shows	204	212	215	209	210	205	204	197	200	210	199	0	101	181	193

[1] FY 2021 PRODUCTION CANCELLED DUE TO THE IMPACT OF COVID-19 AND FY 2022 PRODUCTION RUN ENDED EARLY DUE TO OMICRON COVID-19 VARIANT

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VALUABLE LONG-TERM ARENA LICENSE AGREEMENTS WITH MSG SPORTS

MADISON SQUARE GARDEN SERVES AS HOME TO MARQUEE SPORTS FRANCHISES

ORIGINAL NBA
TEAM

"ORIGINAL SIX"
NHL TEAM

35 YEAR DEALS STARTING IN FY2021

88 PRE / REGULAR SEASON GAMES PER YEAR

3% ANNUAL ESCALATORS[1]

ARENA LICENSE AGREEMENTS INCLUDE ADDITIONAL REVENUE AND PROFIT-SHARING BETWEEN THE COMPANY AND MSG SPORTS[2]

ARENA LICENSE FEE CASH PAYMENTS
$ IN MILLIONS



Knicks
Rangers
$40
$17
$23
$42
$18
$24
$59
$25
$34
$80
$34
$46
$107
$46
$61
FY22
FY23
FY35
FY45
FY55

[1] FOR ARENA LICENSE FEES UNDER THE ARENA LICENSE AGREEMENTS WITH MSG SPORTS
[2] INCLUDES SUITES, FOOD, BEVERAGE AND MERCHANDISE AND SHARED SPONSORSHIP AND SIGNAGE ASSETS

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STRONG MARKETING PARTNERSHIP TRACK RECORD

SPONSORSHIP RELATIONSHIPS DELIVER COMPELLING VALUE

INNOVATIVE MARKETING PARTNERSHIP OFFERINGS

- Sought-after entertainment brands
- Significant exposure in NYC
- Cross-selling opportunities with MSG Sports

VALUABLE MULTI-YEAR PARTNERSHIPS

- Signature and Marquee partners represent majority of sponsorship revenue

ATTRACTIVE GROWTH OPPORTUNITIES

- Utilizing integrated approach to renew existing partners
- Targeting emerging and underpenetrated verticals
- New relationship formed with Oak View Group and Crown Properties Collection in September 2023

CHASE

Anheuser-Busch

BETMGM

DELTA

HUB

Infosys®

KIA

LEXUS

pepsi

Spectrum

ticketmaster®

verizon

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EXCEPTIONAL HOSPITALITY OFFERINGS

DELIVERING FIRST-CLASS EXPERIENCES

WIDE ARRAY OF PREMIUM PRODUCTS

- Over 100 premium hospitality offerings
- Range of exclusive private spaces, first-class amenities and premier seating locations

PRIME POSITIONING IN NEW YORK CITY

- Primarily licensed to corporate customers
- Multi-year agreements for majority of suites
- Partnership with MSG Sports offers access to premium live sporting events

POISED FOR GROWTH

- Strength of product and content offerings bolsters ongoing renewal and new sales activity
- Plan to explore enhancing and expanding offerings, creating new monetization opportunities
- Two new event-level suite offerings opened in FY24



23
EVENT LEVEL SUITES[1]
58
LEXUS LEVEL SUITES
18
INFOSYS LEVEL SUITES
CAESARS SPORTSBOOK LOUNGE
THE HUB LOFT
SUITE SIXTEEN

[1]Includes 22 event-level suites and one event-level club offering

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21 FINANCIAL OVERVIEW

22 ARENA LICENSE AGREEMENTS2 8% SPONSORSHIP, SIGNAGE, & SUITES1 31% FOOD, BEVERAGE & MERCHANDISE 18% FISCAL 2023 REVENUE $851M 1INCLUDES ADVERTISING SALES COMMISSIONS REVENUE ($8.8M) UNDER THE ADVERTISING SALES REPRESENTATION AGREEMENT WITH MSG NETWORKS , WHICH WAS TERMINATED AS OF DECEMBER 31, 2022. 2INCLUDES OTHER REVENUE FROM LEASES AND SUBLEASES DIVERSIFIED REVENUE BASE F I S C A L 2 0 2 3 R E P O R T E D R E V E N U E M I X TICKETING & VENUE LICENSE FEES 42%

FISCAL 2024 FINANCIAL GUIDANCE

FISCAL 2024 REVENUE
$930M-$950M

OPERATING INCOME[1]
$95M-$105M

ADJUSTED OPERATING INCOME[1]
$170M-$180M

KEY DRIVERS OF FISCAL 2024 GUIDANCE

IMPROVING VENUE UTILIZATION

- Low double-digit percentage growth in events in bookings business

BUILDING ON THE SUCCESS OF *CHRISTMAS SPECTACULAR*

- Increased sell-through, average ticket yield and number of shows

GROWING PREMIUM HOSPITALITY

- Robust new sales and renewal activity
- Two new event-level suite offerings introduced

AGREEMENTS WITH MSG SPORTS

- Contractual annual escalators in arena license fees
- Growth in revenues subject to sharing of economics with MSG Sports[2]

NOTE: M REPRESENTS DOLLARS IN MILLIONS
[1]PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPERATING INCOME (U.S. GAAP BASIS) TO AOI
[2]INCLUDES SUITES, FOOD, BEVERAGE AND MERCHANDISE AND SHARED SPONSORSHIP AND SIGNAGE ASSETS

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BALANCE SHEET SNAPSHOT

POTENTIAL FOR ONGOING RETURN OF CAPITAL

CAPITAL ALLOCATION PRIORITIES

- Focus on debt paydown and opportunistic return of capital to shareholders
- $140M Class A Shares repurchased since April 2023[1]
  - $110M remaining under share repurchase authorization

WELL POSITIONED FOR CASH GENERATION

- FY2024 AOI Guidance $170M-$180M[2]
- FY2024 estimated net interest payments $50M[3]
- Capital expenditure plans primarily maintenance-related[4]
- Minimal cash taxpayer through FY2026

TOTAL DEBT OUTSTANDING[5]	$634M
CASH AND CASH EQUIVALENTS[6]	$35M
NET DEBT	$599M
NET DEBT LEVERAGE[7]	3.3x – 3.5x

NOTE: M REPRESENTS DOLLARS IN MILLIONS

[1]INCLUDES (A) $75M SHARE REPURCHASES FROM SPHERE ENTERTAINMENT CO. AND (B) THE REPAYMENT OF THE $65M DELAYED DRAW TERM LOAN FACILITY, INCLUDING ACCRUED FEES AND INTEREST, FROM SPHERE ENTERTAINMENT CO. WITH SHARES OF CLASS A COMMON STOCK [2]PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPERATING INCOME (U.S. GAAP BASIS) TO AOI [3]NET OF INTEREST INCOME [4]RENOVATIONS OF THE GARDEN, BEACON THEATRE, AND RADIO CITY MUSIC HALL WERE COMPLETED IN 2013, 2009, AND 1999, RESPECTIVELY [5]TOTAL DEBT OUTSTANDING AT 12/31/23 [6]UNRESTRICTED CASH AND CASH EQUIVALENTS AT 12/31/23 [7]NET DET LEVERAGE IS CALCULATED USING PROJECTED FISCAL 2024 AOI GUIDANCE RANGE

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25 APPENDIX

APPENDIX

FY2024 GUIDANCE RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

PROJECTED FY2024 OPERATING INCOME (U.S.GAAP)	$95M-$105M
Non-cash portion of Arena License fees from MSGS	$(25)M
Depreciation and Amortization	$55M
Share-based compensation	$30M
Restructuring charges	$13M
Merger, spin-off and acquisition-related costs[1]	$2M
PROJECTED FY2024 ADJUSTED OPERATING INCOME[2]	$170M-$180M

NOTE: M REPRESENTS DOLLARS IN MILLIONS

[1]REPRESENTS NON-RECURRING COSTS INCURRED AND PAID BY THE COMPANY FOR THE SALE OF THE RETAINED INTEREST BY SPHERE ENTERTAINMENT CO. IN SEPTEMBER 2023

[2]PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES.

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